Exhibit 10.2

SALES AND SERVICE CONTRACT
FOR DAIRY PRODUCTS

( Ref. MPFI-GCL/12/09-01 )

1.	Parties

This Contract is made this 25th day of September 2012 between:

M-Power Food Industries Pte Ltd a company having its principal place of business at
76 Playfair Road, #03-06 LHK2 Building, 367996 Singapore (the “Seller”)

Seller’s bank:

Oversea-Chinese Banking Corporation Limited

65 Chulia Street, OCBC Centre, Singapore 049513.

Swift:

Account number (SGD):

And

Golden Crowne Limited a company having its principal place of business at #1123A.
Landmark North, 39 Lung Sum Avenue, Sheung Shui. NT, Hong Kong (the “Buyer”).

2.	Background

WHEREAS, Seller has expertise in the production of formulated dairy products (the “Dairy Products”) and is willing to provide technical support services and transfer of know-how to Buyer concerning the development of its own production of such dairy products. The specifications of eighteen (18) Dairy Products are attached to this Contract in Appendix 1.

WHEREAS, Seller is the sole and exclusive owner of certain product brands and trade names (the “Brands”) and which are used with and affixed to Seller’s Dairy Products.

The Brands and the Dairy Products are all more fully identified in the Schedule A attached hereto and incorporated herein (collectively the “Products and Brands”).

WHEREAS, Buyer desires to obtain technical information, support and know-how from the Seller in order to develop production of the Dairy Products for the territory of the People’s Republic of China.

WHEREAS, Buyer desires to use the Brands on the terms and conditions set forth in this Contract in connection with Buyer’s distribution of the Dairy Products, and Seller wishes the Buyer to distribute the Dairy Products upon the terms and conditions contained in this Contract.

Ref. MPFI-GCL/12/09-01

WHEREAS, Buyer recognizes that the valuable reputation and goodwill attaching to the Brands is dependent upon the high quality of the standards established and prescribed by the Seller. Consequently Buyer desires to comply with Seller’s quality control standards in order to preserve the reputation and goodwill attaching to the Products and Brands.

NOW THEREFORE. the parties, in consideration of the mutual covenants and agreements to be performed as set forth in this contract, the receipt and sufficiency of which consideration are hereby acknowledged, hereby agree as follows:

3.	Scope of Supply

Subject to the terms and conditions set forth in this Contract, Seller will supply the followings in relation to the Products and Brands:

Technical information related to the production of the Dairy Products;

Transfer of know-how related to the Dairy Products;

Technical support/service related to the Dairy Products;

Exclusive rights to use the Brands in connection with selling and advertising the Dairy Products

4.	Territory

The exclusive geographical territory covered by this Contract is the People’s Republic of China.

5.	Assignment Prohibited

Buyer’s technical information and know-how obtained from Seller and rights to use the Products and Brands under this Contract shall not be assigned, passed or sold to any third party by the buyer without the prior written approval of the Seller, and an attempted assignment by the Buyer may, at the sole discretion of the Seller, be sufficient cause for termination of this Contract. In addition, Seller may at its sole discretion terminate this Contract upon a corporate merger or other consolidation by the Buyer.

6.	Covenant Against Challenge

Buyer is hereby prohibited from challenging or in any way the validity of the Brands, including its registration or its ownership by the Seller.

7.	Covenant Not to Compete

Buyer agrees that during the term of this Contract and for one (1) year after the termination of this Contract, the Buyer shall not publish, market, distribute, sell or license or otherwise exploit competing products that are functionally similar to the Dairy Products covered hereunder, or that are likely to interfere with or diminish sales of the Dairy Products covered hereunder.

8.	Best Marketing Efforts

Buyer shall exert its best efforts to advertise, promote and sell the Dairy Products under this Contract so as: to maintain and enhance the value of the goodwill residing in the Products and Brands; to produce the maximum volume of sales consistent with the quality standards established by the Seller; and to exploit the assigned territory in marketing the Dairy Products.

2

Ref. MPFI-GCL/12/09-01

9.	Technical Information, Know-how and Product and Brand Usage

(a)         Buyer hereby acknowledges that the technical information and know-how provided by the Seller are the property of the Seller. Buyer hereby agrees to treat such technical information and know-how as confidential.

(b)         Buyer hereby acknowledges Seller’s right and title to the Products and Brands herein, In consideration of permitting Buyer to use Seller’s Products and Brands, Buyer hereby agrees not to claim title to the Products and Brands and to use the Products and Brands only as permitted by this Contract.

(c)         Buyer shall prominently display the Brands on all versions of the Dairy Products in accordance with the written instructions of the Seller, and shall use the registration symbol (r) and other registration notices correctly. Buyer shall also submit all advertising copy, labels, stickers and packaging to the Seller 30 days prior to use for written approval by the Seller.

(d)         Buyer shall not adopt or use, without Seller’s prior written consent which consent shall not he unreasonably withheld any variation oldie Products and Brands including translations and any Brand similar to or confusing with the Products and Brands. If Seller consents to any variation of the Products and Brands, Buyer hereby agrees that Seller shall own such new Product and Brand.

(e)         All goodwill arising from Buyer’s use of the Products and Brands shall inure solely to the benefit of the Seller. Buyer shall not take any action that could be detrimental to the goodwill associated with the Products and Brands or with Seller during the term of this Contract or after the termination of this Contract.

(f)         Buyer shall during the term of this Contract and after termination thereof, execute such documents as Seller may request from time to time to ensure that all technical information, know-how, right, title and interest in and to the Products and Brands reside with Seller.

(g)         The terms and conditions of this clause 9 shall survive any termination of this Contract.

10.	Quality Control

(a)         Prior to use of the Products and Brands, Buyer shall furnish to Seller for its written approval samples of the version of the products to be sold using the Brands together with the advertising and promotional materials accompanying the products that will be displayed (the “Sample”), Seller’s approval of the Sample shall not be unreasonably withheld. The Sample shall be deemed approved by Seller unless Seller notifies Buyer to the contrary within 30 days after receipt of the Sample. All versions of the products manufactured, distributed, sold and advertised by Buyer shall conform to the Sample approved, or deemed approved, by the Seller.

3

Ref. MPFI-GCL/12/09-01

(b)         The Buyer shall maintain the quality standards of the Dairy Products as is requested from time to time by the Seller and shall make any changes in quality control required by the Seller. Buyer shall permit inspection of the premises of manufacture during normal business hours; and shall follow all written specifications relating to the finished product sold by Buyer under the Brands. Seller may also require Buyer to attend quality control training courses.

(c)         Buyer shall comply at its sole expense with all applicable federal and state laws and regulations including all laws applicable to the promotion, sale, license or sublicense, and distribution of the products.

11.	Contract Value and Payment Terms

In consideration of all the services and rights supplied to Buyer hereunder as more fully specified in Item 3 Scope of Supply above, Buyer shall pay to Seller a total amount of S$12,960,000.00 as specified in the Schedule B attached hereto and incorporated herein. The acceptance by Seller of any tender of payment in an amount which is less than the total amount due shall not be deemed a waiver of the Seller’s right to receive the balance together with interest as is more fully specified in the Schedule B.

12.	Implementation Period

This Contract shall be implemented within a period of 12 months. It may be extended upon agreement between the Seller and the Buyer.

13.	Relationship of the Parties

The relationship of the Buyer to Seller is that of independent contractors, and neither Buyer nor its employees or agents are employees of the Seller. This Contract does not constitute a joint venture or grant of a franchise between Seller and Buyer.

14.	Merger

This Contract constitutes the entire understanding of the parties, all prior understandings having been merged herein. This Contract may only be amended only by a writing signed by both parties to this Contract.

15.	Notices

All notices regarding this Contract shall be in writing and shall be deemed delivered on the earlier date; (1) if sent by e-mail, delivery or mail when actually received and acknowledged; or (2) 5 days after mailing by certified or registered mail, return receipt requested.

4

Ref. MPFI-GCL/12/09-01

16.	Choice of Law

This Contract shall be governed by British law. Furthermore, the parties hereby agree that any action or proceeding arising out of or relating to this Contract shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce.

17.	Indemnification of the Seller

Buyer shall defend and indemnify the Seller and hold the Seller harmless from any and all claims, damages, and reasonable attorney’s fees and related expenses arising from the use of the Products and Brands by the Buyer and his performance under the Contract. The provisions of this clause shall survive the termination of this Contract for a period of two (2) years.

18.	Execution

Each party has read this Contract in its entirety and understands its terms and consequences. Each of the undersigned hereby represents that he or she has the authority to enter into this Contract.

IN WITNESS WHEREOF the Seiler and Buyer have executed this Contract as of the date first written above.

Seller:	M-POWER FOOD INDUSTRIES PTE. LTD.

Authorized Signatory:

Date:

Buyer:	GOLDEN CROWNE LIMITED

Authorized Signatory:

Date:

5

Ref. MPFI-GCL/12/09-01

Schedule A – Products and Brands

•	TOP DAIRY

- Dairy Powder Chocolate 1510

- Dairy Powder Ice Cream 2615

- Dairy Powder Biscuits 2610

•	C-BONLAIT

- Skimmed Milk Powder Extra Grade

- Dairy Powder 525

- Dairy Powder 1025

- Dairy Powder 1515

•	LACTOSERUM

- Demineralized Whey Powder 40%

•	C-MILKY

- Full Fat Milk Powder 26% Fat

- Full Fat Milk Powder Instant 28% Fat

•	C-SERUM

- Sweet Whey Powder

•	MILKYLAND

- Full Fat Milk Powder 26% Fat

- instant Full Fat Milk Powder 28% Fat

•	OMNILAC

- Whole Milk Powder 26% Fat

- Instant Whole Milk Powder 28% Fat

- Full Fat Milk Powder 26% Fat

- Instant Full Fat Milk Powder 28% Fat

•	COUNTRY LAND

- Skimmed milk Powder

6

Ref. MPFI-GCL/12/09-01

Schedule B — Payment Terms

As per Clause 11 of the Sales and Service Contract, Buyer will pay a lump sum to Seller for a total amount of S$12,960,000.00 (Singapore dollars twelve million nine hundred sixty thousand) covering technical support services, transfer of know-how and Products and Brand usage covering the Products and Brands as specified in Schedule A of the Contract.

Seller shall issue to Buyer partial invoices for the payment, which should be as follows, unless otherwise agreed by the Parties:

1	TOP DAIRY Dairy Powder Chocolate 1510	SGD 740,000.00
2	TOP DAIRY Dairy Powder lee Cream 2615	SGD 750,000.00
3	TOP DAIRY Dairy Powder Biscuits 2610	SGD 720,000.00
4	C-BONLAIT Skimmed Milk Powder Extra Grade	SGD 760,000.00
5	C-BONLAIT Dairy Powder 525	SGD 690,000,00
6	C-BONLAIT Dairy Powder 1025	SGD 680,000.00
7	C-BONLAIT Dairy Powder 1515	SGD 680,000.00
8	LACTOSERUM Demineralized Whey Powder 40%	SGD 690,000.00
9	C-MILKY Full Fat Milk Powder 26% Fat	SGD 760,000.00
10	C-MILKY Full Fat Milk Powder Instant 28% Fat	SGD 760,000.00
11	C-SERUM Sweet Whey Powder	SGD 590,000.00
12	MILKYLAND Full Fat Milk Powder 26% Fat:	SGD 710,000.00
13	MILKYLAND Instant Full Fat Milk Powder 28% Fat	SGD 710,000.00
14	OMNILAC Whole Milk Powder:	SGD 750,000.00
15	OMNILAC Instant Whole Milk Powder 28% Fat:	SGD 750,000.00
16	OMNILAC Full Fat Milk Powder 26% Fat:	SGD 750,000.00
17	OMNILAC Instant Full Fat Milk Powder 28% Fat:	SGD 750,000.00
18	COUNTRYLAND Skimmed Milk Powder:	SGD 720,000.00

Unless any change to be agreed between Seller and Buyer, the invoice payment terms will be as follows:

- Thirty Percent (30%) within 90 days from 30 September 2013.

- Thirty Percent (30%) within 90 days from first payment.

- Forty Percent (40%) within 90 days from second payment

Buyer acknowledges that time is of the essence in the prompt submission of payments. Any late payment will bear interest at the rate of one percent (1%) per month.

7

Appendix 1 – Dairy Product Specifications (18 pages)

Dairy Powder Chocolate 1510

Applications

Excellent for Chocolate, Desserts, others.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	15% max.
Moisture	4% max.
Protein	10% min.
Ash (minerals)	7% max.
Carbohydrates	65% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/9
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: DP1510-TD	Date: 17.2.12

Dairy Powder Ice cream 2615

Applications

Excellent in Bakery, Ice cream, Frozen desserts, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% max.
Moisture	5% max.
Protein	15% min.
Ash (minerals)	7% max.
Carbohydrates	47% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

17mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: DP2615-TD	Date: 17.2.12

Dairy Powder Biscuits 2610

Applications

Excellent for biscuits, cookies, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% max.
Moisture	5% max.
Protein	10% min.
Ash (minerals)	8% max.
Carbohydrates	51% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: DP2610-TD	Date: 17.2.12

Skimmed Milk Powder Extra Grade

Applications

Ice cream, Yoghurt, Dairy Beverages, Recombined Milk, Bakery, Chocolate, Desserts, Confectionery, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	1.25% max.
Moisture	4% max.
Protein (NFDM)	34% min.
Ash (minerals)	8% max.
Lactose	53% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

17mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: SMP34EG-CB	Date: 17.2.12

Dairy Powder 525

Applications

Excellent in Bakery applications.

Ingredients

Milk proteins, milk fat, lipids, milk solids, and lecithin.

Aspect

Light cream colour, milky taste and flavour.

Typical Chemical & Physical Analysis

Fat	5% max.
Moisture	5% max.
Protein	25% min.
Ash (Minerals)	7% max.
Lactose	58% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 5,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Packing

16-17mts in 20'fcl, 25 mts in 40' fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal. the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: NOV 10/ DP-525	Date: 20.11.10

Dairy Powder 1025

Applications

White Cheese, Yoghurt, Desserts, Others.

Aspect

Light cream colour, typical taste and flavour.

Typical Chemical & Physical Analysis

Fat	10% max.
Moisture	5% max.
Protein	25% min.
Ash (Minerals)	7% max.
Lactose	53% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 20,000/g max
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Packing

16-17mts in 20'fcl, 25 mts in 40' fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: OCT 09 DP-1025	Date: 20.10.09

Dairy Powder 1515

Applications

Yoghurt, Desserts, Others.

Ingredients

Milk protein, lipids, milk fat, milk solids, and lecithin.

Aspect

Light cream colour, typical taste and flavour.

Typical Chemical & Physical Analysis

Fat	15% max.
Moisture	5% max.
Protein	15% min.
Ash (Minerals)	8% max.
Lactose	57% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 20,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Packing

16-17mts in 20'fcl, 25 mts in 40' fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: OCT 09/rev0510 DP-1515	Date: 20.05.10

Demineralized Whey Powder 40%

Applications

Ice cream, Bakery, Confectionery, Yoghurt, Desserts, Chocolate, Blends, Dry mixes, and other applications.

Aspect

Light cream to creamy colour, natural flavour.

Typical Chemical & Physical Analysis

Fat	1.5% max.
Moisture	5% max.
Protein	11% min.
Ash (Minerals)	6% max.
Lactose	70% approx.
Scorched Particles	Disc A/B

Typical Microbiological Analysis

Total Plate Count	Max. 50,000/g
Coliforms	<10/g
Yeasts	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

17mts in 20'fcl, 25 mts in 40' fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: D40111-LS	Date: 19.2.12

Full Fat Milk Powder 26% Fat

Applications

Dairy Beverages, Ice cream, Recombined Milk, Bakery, Chocolate, Desserts, Confectionery, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% max.
Moisture	5% max.
Protein (on dry matter)	15% min.
Ash (minerals)	7% max.
Lactose	49% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FUFMP2615R-CM	Date: 17.2.12

Full Fat Milk Powder 28% Fat

Applications

Dairy Beverages, Ice cream, Recombined Milk, Bakery, Chocolate, Desserts, Confectionery, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% max.
Moisture	5% max.
Protein (on dry matter)	15% min.
Ash (minerals)	7% max.
Lactose	47% approx.
Lecithin	0.2%
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FuFMP2615I-CM	Date: 17.2.12

Sweet Whey Powder

Applications

Partial replacer to skimmed milk powder in applications such as Ice cream, Bakery, Confectionery, Ready to cook dishes, Chocolate, Dairy based products, and other applications.

Aspect

Light cream colour, typical taste and flavour.

Typical Chemical & Physical Analysis

Fat	1.5% max.
Moisture	5% max.
Protein	11% min.
Ash (Minerals)	8% max.
Lactose	74% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max, 20,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

17mts in 20’fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: SWP111-CS	Date: 17.2.12

Full Fat Milk Powder 26% Fat

Applications

Ice cream, Dairy based Beverages, Chocolate, Processed cheese & spreads, Ready to cook dishes, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% min.
Moisture	4% max.
Protein	24% min.
Ash (Minerals)	7% max.
Lactose	39% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FFMP2624R-ML	Date: 17.2.12

Full Fat Milk Powder 28% Fat

Applications

Ice cream, Bakery, Dairy Beverage, Chocolate, Desserts, Confectionery, Recombined Milk, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	28% min.
Moisture	3.5% max,
Protein	23.5% min.
Ash (Minerals)	6.5% max.
Lactose	38.5% approx.
Lecithin	0.2%
Scorched particles	Disc A

Typical Microbiological Analysis

Total plate count	Max 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FFMP2824I-ML	Date: 17.2.12

Whole Milk Powder

Applications

Ice cream, Bakery, Dairy Beverage, Chocolate, Desserts, Confectionery, Recombined Milk, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% min.
Moisture	4% max.
Protein	24% min.
Ash (Minerals)	7% max,
Lactose	39% approx.
Scorched particles	Disc A

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: WMP-2624R-OM	Date: 17.2.12

Instant Whole Milk Powder 28% Fat

Applications

Ice cream, Bakery, Dairy Beverage, Chocolate, Desserts, Confectionery, Recombined Milk, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	28% min.
Moisture	3.5% max.
Protein	23.5% min.
Ash (Minerals)	6.5% max.
Lactose	38.5% approx.
Lecithin	0.2%
Scorched particles	Disc A

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

15mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: WMP-2624R-OM	Date: 17.2.12

Full Fat Milk Powder 26% Fat

Applications

Ice cream, Dairy based Beverages, Chocolate, Processed cheese & spreads, Ready to cook dishes, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	26% rain.
Moisture	4% max.
Protein	24% min.
Ash (Minerals)	7% max.
Lactose	39% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FFMP2624R-CM	Date: 17.2.12

Instant Full Fat Milk Powder 28% Fat

Applications

Ice cream, Bakery, Dairy Beverage, Chocolate, Desserts, Confectionery, Recombined Milk, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour.

Typical Chemical & Physical Analysis

Fat	28% min.
Moisture	3.5% max.
Protein	23.5% min.
Ash (Minerals)	6.5% max.
Lactose	38.5% approx.
Lecithin	0.2%
Scorched particles	Disc A

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

16mts in 20'fcl, 25mts in 40'fcl.

Storage and Shelf Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: FFMP28241-OM	Date: 17.2.12

Skimmed Milk Powder

Applications

Ice cream, Yoghurt, Dairy Beverages, Recombined Milk, Bakery, Chocolate, Desserts, Confectionery, and other applications.

Aspect

Light cream colour, pleasant taste, milky flavour,

Typical Chemical & Physical Analysis

Fat	1.25% max.
Moisture	4% max.
Protein (NFDM)	34% min.
Ash (minerals)	8% max.
Lactose	53% approx.
Scorched particles	Disc A/B

Typical Microbiological Analysis

Total plate count	Max. 10,000/g
Coliforms	<10/g
Yeasts & Moulds	<10/g
Salmonella	Negative

Packaging

Product is packed in 25kg net paper printed bags with PE liner.

Loading

17mts in 20'fcl, 25mts in 40'fcl.

Storage and Shell Life

The product shelf life is 12 months. Goods are recommended to be stored in a cool and dry clean place away from all sources of heat and odour. Prolonged exposure to light should be avoided. If partially used bags of product are stored, care should be taken to seal the PE liner in order to prevent the uptake of moisture which can give rise to caking or lump formations in the powder.

Origin

Singapore.

Note: The data outlined are intended as a source of information only. It is subject to improvement or change without prior notice.

Ref: WMP2624R-CL	Date: 17.2.12